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                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Selected Financial Data" and "Experts" and to the use of our reports dated January 14, 1999, except for Note 11, as to which the date is August 19, 1999, in the Registration Statement (Form S-1, No. 333-___) and related Prospectus of Cysive, Inc. (formerly Alta Software, Inc.) for the registration of shares of its common stock.



Vienna, Virginia                            Ernst & Young LLP
August 19, 1999